INTANGIBLE ASSETS, NET - Schedule of estimated amortization expense (Details) $ in Thousands	Jun. 30, 2025 USD ($)
INTANGIBLE ASSETS, NET
2025 remaining	$ 1,644
2026	3,084
2027	3,084
2028	1,035
2029 and thereafter	35
Total	$ 8,882